Climate-related financial information	12 Months Ended
Dec. 31, 2025
Climate-related Financial Information
Climate-related financial information

17. Climate-related financial information

The Company integrates its climate strategy into its business through a comprehensive approach, based on systematic planning and execution, prioritizing risk management and the leveraging of opportunities, aligned with its purpose of leading value generation in mining in an ethical and sustainable manner.

The announced investments and the Company’s strategy regarding decarbonization initiatives have been assessed in the context of critical accounting estimates and judgments. Future changes in this strategy or in the global scenario may affect the Company’s key estimates and may result in material impacts on the Company’s income statement and balances of assets and liabilities in future periods.

The Company has voluntarily, in line with global best practices for climate governance, established the following climate-related targets:

•	Reduce absolute Scope 1 and 2 emissions by 33% by 2030, compared to the 2017 baseline year.
•	Reduce net Scope 3 emissions by 15% by 2035, compared to the 2018 baseline year.
•	Achieve net-zero Scope 1 and 2 emissions by 2050.

Vale assessed its decarbonization targets by analyzing the criteria for provision recognition according to IAS 37 – Provisions, Contingent Liabilities and Contingent Assets. There is no provision as of December 31, 2025, as none of the targets represent a present obligation for the Company.

To support its decarbonization targets and foster economic development aligned with environmental preservation and business sustainability, the Company maintains an extensive portfolio of projects in both research and development and operational phases. These include the restructuring of its production system with a focus on direct reduction products and circular mining, the substitution of fossil energy raw materials with renewable or lower-emission sources, among others.

These decarbonization projects have implementation timelines ranging from 1 to 30 years, consistent with the time horizons defined by Vale to support its strategic planning. The Company monitors and evaluates relevant uncertainties regarding the recoverability of these investments, such as technological, regulatory, and market risks, which may affect the expected economic performance of these assets. As of December 31, 2025, the Company did not identify material deviations or changes between budgeted and actual amounts for such projects.

a) Participation in the carbon credit market

For emissions within the Company’s value chain (Scope 3), the Company may use, in a limited manner, high-integrity carbon credits for potential offsetting of greenhouse gas emissions. Therefore, Vale operates as an end-user in the carbon credit market, aiming at the retirement of carbon credits to achieve its decarbonization target. As of December 31, 2025, the Company had a balance of US$9 (2024: US$7) in advance for the acquisition of carbon credits, presented in the balance sheet as other assets.

Carbon credits, once effectively received, will be recognized as intangible assets and measured at cost, in accordance with IAS 38 – Intangible Assets.

b) Potential effects of climate-related risks and opportunities on the accounting estimates of assets’ recoverable amount

The measurement of the recoverable amount of assets is subject to uncertainties, including potential impacts arising from climate-related risks and opportunities. Vale carried out a sensitivity analysis on the measurement of the recoverable amount of certain cash-generating units (“CGUs”), considering certain climate-related risks and opportunities, as presented below.

In measuring the recoverable amount of its assets, Vale bases its cash flow projections on reasonable and supportable assumptions that represent the best estimate of the range of economic conditions underpinning the models used to determine the recoverable amount of the CGUs, as described in note 12. Therefore, the scenarios used in this sensitivity analysis are not considered by the Company to be its best estimates for determining the expected impacts of impairment losses.

Potential impacts of the opportunity associated with growing demand for nickel on the recoverable amount of the CGUs

In 2025, Vale recognized impairment losses totaling US$3,578 million related to its nickel CGUs, including the allocated goodwill (note 12). Based on the models used to measure the recoverable amount of these CGUs, the Company sensitized the nickel price curve by considering an average increase of 11%, substantially in long-term prices, compared to the price curve used in the base models, reflecting the potential materialization of a scenario in which the pace and intensity of the energy transition are more favorable to nickel. As a result, the impairment losses recognized in 2025 would have been reduced by US$1,426 million.

Potential impacts of the risk associated with regulations related to GHG emissions (RT1) on the recoverable amount of the Iron Ore Solutions operating segment

The implementation of climate policies, including carbon pricing mechanisms, may affect the competitiveness of Vale’s products. Therefore, the speed and intensity of implementation of such regulations impact the prices and costs of products in the Iron Ore Solutions operating segment.

Vale tested the recoverability of the goodwill allocated to the Iron Ore Solutions operating segment in 2025 and did not identify any impairment loss (note 12). Based on the models used to measure the recoverable amount of this operating segment, the Company included assumptions to sensitize a potential reduction in EBITDA due to the materialization of a climate-policy scenario that is less favorable to Vale’s product portfolio. As a result, the headroom of the recoverability test for the Iron Ore Solutions operating segment would be reduced. However, the recoverable amount of the operating segment would still exceed its carrying amount, including goodwill, and thus, no impairment would be recognized.